M FUND, INC.

                        SUPPLEMENT DATED MARCH 31, 2003
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002



CLIFTON ENHANCED U.S. EQUITY FUND

The Board of Directors of M Fund, Inc. ("the Company") has decided, after careful consideration, that it is in the best interests of investors in the Clifton Enhanced U.S. Equity Fund (the "Fund") to liquidate the Fund. There are a number of reasons for this difficult decision. Among them are that the Fund's strategy has not been successful and its performance has been unsatisfactory. It has not achieved a sufficient size, and it has not been attractive in the life insurance market. The Board of Directors considered hiring a new manager, but the Fund has already had two managers and it would be difficult to market the Fund successfully, and increase its assets to a sufficient level, in light of its poor performance and repeated changes of managers.

In connection with the planned liquidation, the Company will suspend the sale of the Fund's shares effective April 30, 2003. Consequently, as of April 30, 2003, purchase orders for the Fund (including transfers into the Fund from other investment options) will not be accepted.

The final liquidation of the Fund is planned for June 30, 2003, or as soon thereafter as practicable. Immediately after the liquidation, the Clifton Fund will distribute a liquidating distribution to each shareholder in the Fund as of the date of liquidation, equal to the shareholder's proportionate interest in the net assets of the Fund.

The Fund's shareholders are the insurance companies that have their variable life insurance policies' (or variable annuity contract's) cash values allocated to the Fund. Owners of those policies should receive information from their insurance company regarding the disposition of the liquidating dividend.